Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Fifth Third Bank, National Association

38 Fountain Square Plaza, Fifth Third Center

Cincinnati, Ohio 45263

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Fifth Third Auto Trust 2023-1. Fifth Third Bank, National Association (the “Company”) is responsible for the information provided to us, including the information set forth in the Sample Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Sample Data File. Additionally, J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 13, 2023, representatives of the Company provided us with a computer-generated automobile loan data file (the “Sample Data File”) and related record layout containing data, as represented to us by the Company, as of June 30, 2023, with respect to 125 automobile receivables (the “Sample Receivables”). We make no representations as to the selection criteria used in determining the Sample Receivables.

At the Company’s instruction, for each of the Sample Receivables, we performed certain comparisons and recomputations relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Sample Data File and indicated below.

Characteristics

1.  Loan number (for informational purposes only)

2.  Origination date (month and year)

3.  Original amount financed

4.  First payment date

5.  Original maturity date

6.  Original term to maturity

7.  Monthly payment

8.  Interest rate

9.  Vehicle make

10.  Vehicle model year

11.  Co-obligor indicator (yes/no)

12.  Vehicle type (new/used)

13.  State (dealer)

14.  FICO score

15.  Payment to income ratio

16.  Vehicle value (as of origination)

17.  Remaining principal balance

18.  Current interest rate

19.  Current maturity date

20.  Remaining term to maturity

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We compared Characteristics 2. through 11. to the corresponding information set forth on or derived from the Simple Interest Note and Security Agreement or Retail Installment Sales Contract or Cure Letter (collectively, the “Contract”).

We compared Characteristic 12. to the corresponding information set forth on or derived from the Contract or the “Retail Buyers Order.”

We compared Characteristic 13. to the Certificate of Title, Lien Statement, Application of Title/Lien Holder, Application for Certificate of Ownership, Dealer’s Bill of Sale, Notice of Security Interest Filing, Confirmation of Security Interest (Lien) Perfection or Re-Assignment for New and Used Vehicles (collectively, the “Certificate of Title”) or Contract.

We compared Characteristics 14. through 20. to a query, provided by the Company on July 18, 2023, from the Company’s servicing system, as of June 30, 2023 (the “Servicing System Query”).

At your instruction, for purposes of such comparisons:

•

with respect to Characteristic 3., for those Sample Receivables for which we were provided a Simple Interest Note and Security Agreement, we were instructed by representatives of the Company to compare the original amount financed (as set forth on the Sample Data File) to the “original principal amount” (as set forth on the Simple Interest Note and Security Agreement);

•

with respect to Characteristic 7., for the Sample Receivables indicated in Appendix A, we observed a difference with respect to the monthly payment set forth on the Sample Data File, as compared to the monthly payment set forth on or derived from the Contract. For these Sample Receivables, we were instructed by representatives of the Company to perform an additional procedure and compare the monthly payment set forth on the Sample Data File to screens shots from the Company’s servicing system provided by the Company (the “System Screen Shots”);

•

with respect to Characteristic 8., for those Sample Receivables for which we were provided a (i) Simple Interest Note and Security Agreement, we were instructed by representatives of the Company to compare the interest rate (as set forth on the Sample Data File) to the “annual rate” (as set forth on the Simple Interest Note and Security Agreement) or (ii) Retail Installment Sales Contract, we were instructed by representatives of the Company to compare the interest rate (as set forth on the Sample Data File) to the “APR” (as set forth on the Retail Installment Sales Contract). In addition, for the Sample Receivables indicated in Appendix B, we observed a difference with respect to the interest rate set forth on the Sample Data File, as compared to the interest rate set forth on or derived from the Contract. For these Sample Receivables, we were instructed by representatives of the Company to perform an additional procedure and compare the interest rate set forth on the Sample Data File to the System Screen Shots. Further, with respect to Characteristic 8., differences of 0.01% or less are deemed to be in agreement; and

•	with respect to Characteristic 15., differences of 0.01% or less are deemed to be in agreement.

In addition to the procedures described above, for each of the Sample Receivables, we observed the following:

•	the Contract was signed;

•	the security interest of the Company was stated on the Certificate of Title (as defined above); and

•	the existence of a “Customer Credit Application.”

The automobile receivables documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Automobile

Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Automobile Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Automobile Documents. In addition, we make no representations as to whether the Automobile Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Sample Data File were found to be in agreement with the above-mentioned Automobile Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Sample Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Sample Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 3, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 3, 2023.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 7. for the following Sample Receivables:

41072725
41492292
41570634
41787917
41957011
42397575
43109279
43757405
43792461

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 3, 2023.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 8. for the following Sample Receivables:

41072725
41492292
41570634
41787917
41957011
42397575
43109279
43757405
43792461

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.